UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 4, 2014

Commission file number 001-11602

APPLIED NANOTECH HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Texas	76-0273345
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3006 Longhorn Boulevard, Suite 107, Austin, Texas 78758
(Address of principal executive offices) (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

As of August 4, 2014, holders of more than 60 million shares of Applied Nanotech Holdings, Inc. common stock have submitted proxies, and 98% of them voted FOR the combination with NanoHoldings Inc. However, an additional 19 million votes in favor of the combination must be received in order for the combination to be approved.

On August 4, 2014 we issued a press release containing an open letter to our shareholders asking them to vote in favor of the proposals presented in the proxy statement. The press release is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

The information contained in the press release attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

99.1 Press Release of Applied Nanotech Holdings, Inc. dated August 4, 2014 (furnished herewith).

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the merger of APNT and NanoHoldings discussed in this Form 8-K, we filed a proxy statement and relevant documents concerning the transaction with the Securities and Exchange Commission (“SEC”). OUR SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the proxy statement and other documents by contacting our Investor Relations Department, 3006 Longhorn Boulevard, Suite 107, Austin, Texas 78758 (Telephone: (512) 339-5020). In addition, documents we filed with the SEC are available free of charge at the SEC’s web site at http://www.sec.gov and at our website www.appliednanotech.net under “Investor Information - SEC Filings.”

Our company and our directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed merger discussed in this Form 8-K. Information regarding our directors and executive officers is available in our Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the SEC on February 25, 2014, and the proxy statement and other relevant materials filed with the SEC in connection with these matters. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in other relevant materials to be filed with the SEC when they become available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied Nanotech Holdings, Inc

Date: August 4, 2014	By:	/s/ Jacque Soptick
Jacque Soptick, Chief Accounting Officer